EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Consolidated Graphics, Inc. (the “Company”) on Form 10-K for the period ending March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. Christopher Colville, Executive Vice President, Chief Financial and Accounting Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 30, 2007

/s/ G. Christopher Colville
G. Christopher Colville
Executive Vice President, Chief Financial
and Accounting Officer and Secretary